UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2007
ENDWAVE CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-31635 (Commission File No.)	95-4333817 (IRS Employer Identification No.)

130 Baytech Drive San Jose, California (Address of principal executive offices)	95134 (Zip Code)
Registrant’s telephone number, including area code (408) 522-3100
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 99.1

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     Amendment of Wood River Settlement Agreement; Agreement to Acquire Shares held by Wood River
     On December 20, 2007, Endwave Corporation (“Endwave”) executed an Amended and Restated Settlement Agreement (the “Amended Settlement Agreement”) with the court-appointed receiver (the “Receiver”) for Wood River Partners, L.P. and Wood River Partners Offshore, Ltd. (the “Wood River Funds”) and Wood River Capital Management, L.L.C. and Wood River Associates, L.L.C. (together with the Wood River Funds, the “Wood River Entities”), pursuant to which Endwave and the Receiver have agreed to a revised settlement of Endwave’s claims against the Wood River Entities arising out of the Wood River Entities’ accumulation of Endwave common stock.
     The Amended Settlement Agreement provides that Endwave, the Receiver and Wood River Funds will enter into the stock purchase agreement attached as Exhibit B to the Settlement Agreement (the “Stock Purchase Agreement”). Pursuant to the Stock Purchase Agreement, upon satisfaction or waiver of the conditions to closing set forth therein, Endwave would acquire 2,502,247 shares of Endwave common stock held by the Wood River Entities (the “Stock Repurchase”). The conditions to closing of the Stock Repurchase include the sale of the remaining 1,600,000 shares of Endwave common stock owned by the Wood River Funds (the “Remaining Shares”) to certain investors (the “Investors”). The price per share to be paid by Endwave in the Stock Repurchase will be the lower of (a) $6.83 and (b) the lowest price per share paid by the Investors, and will be paid in cash. Endwave expects that the Stock Purchase Agreement will be executed and delivered by the parties on December 21, 2007.
     Pursuant to the Amended Settlement Agreement and the Stock Purchase Agreement, upon the the consummation of the Stock Repurchase, (a) the Wood River Entities will reimburse Endwave for $300,000 for professional expenses incurred by Endwave, (b) the Registration Rights Agreement, dated as of May 23, 2007, between Endwave and the Receiver will terminate and be of no further force and effect, and (c) the mutual releases of claims set forth in the Settlement Agreement will become effective. In addition, pursuant to the Stock Purchase Agreement, we intend to grant a consent to the Wood River Funds to effect the Stock Repurchase and to sell the Remaining Shares to the Investors.
     The Settlement Agreement and Stock Purchase Agreement have been approved by the United States District Court for the Southern District of New York (the “Court”). In the event Court approval is vacated upon appeal, or the Stock Repurchase is not consummated on or prior to January 4, 2008, the Amended Settlement Agreement and Stock Purchase Agreement will be terminated and of no further force and effect, and the parties will be restored to the status set forth in the preexisting Settlement Agreement and Registration Rights Agreement as disclosed in Endwave’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 30, 2007.
     The Amended Settlement Agreement and Stock Purchase Agreement are filed herewith and are incorporated herein by reference. The foregoing is merely a summary of the terms of the agreements and is qualified in its entirety by reference to the full versions of the agreements filed herewith.

     Amendment of Registration Statement
     The registration statement (File No. 333-144054) filed by Endwave pursuant to the Registration Rights Agreement provides that the shares registered for resale thereby may be sold, among other methods of sale, in block trades in which a broker or dealer engaged for such purpose will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction. The registration statement, including the plan of distribution therein, is hereby amended to cover the sale of shares by the Wood River Funds to the Investors as contemplated by the Stock Purchase Agreement in privately-negotiated transactions without the use of a broker or dealer. This Current Report on Form 8-K is incorporated by reference in such Registration Statement. In addition, Endwave intends to consent to such sales (as well as the sale of Endwave’s common stock by the Wood River Funds to us) under the Registration Rights Agreement and such registration statement is hereby amended to include and cover this manner of sale and distribution (other than the sale of shares to Endwave).
     On December 21, 2007, Endwave announced the execution of the amended and restated settlement agreement and the other matters described above via press release. Such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
     The discussion regarding the termination of the Registration Rights Agreement at the Closing in Item 1.01 is incorporated herein by reference.
ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
     The discussions regarding the termination of the Registration Rights Agreement at the Closing in Item 1.01 is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.	Exhibit Title
4.1	Form of Stock Purchase Agreement proposed to be entered into between Endwave, Wood River Partners, L.P., Wood River Partners Offshore, Ltd. and, for the limited purpose set forth therein, Arthur J. Steinberg, solely in his capacity as Receiver for Wood River Capital Management, L.L.C., Wood River Associates, L.L.C., Wood River Partners, L.P. and Wood River Partners Offshore, Ltd. and not in his individual capacity (the “Receiver”) (incorporated by reference to Exhibit 10.2 below).

10.1	Amended and Restated Settlement Agreement by and between Endwave and the Receiver.

10.2	Form of Stock Purchase Agreement proposed to be entered into between Endwave, Wood River Partners, L.P., Wood River Partners Offshore, Ltd. and, for the limited purpose set forth therein, the Receiver.

99.1	Press release, dated December 21, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Endwave has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDWAVE CORPORATION
Dated: December 21, 2007	By:	/s/ Brett W. Wallace
Brett W. Wallace
		Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit Title
4.1	Form of Stock Purchase Agreement proposed to be entered into between Endwave, Wood River Partners, L.P., Wood River Partners Offshore, Ltd. and, for the limited purpose set forth therein, Arthur J. Steinberg, solely in his capacity as Receiver for Wood River Capital Management, L.L.C., Wood River Associates, L.L.C., Wood River Partners, L.P. and Wood River Partners Offshore, Ltd. and not in his individual capacity (the “Receiver”) (incorporated by reference to Exhibit 10.2 below).

10.1	Amended and Restated Settlement Agreement by and between Endwave and the Receiver.

10.2	Form of Stock Purchase Agreement proposed to be entered into between Endwave, Wood River Partners, L.P., Wood River Partners Offshore, Ltd. and, for the limited purpose set forth therein, the Receiver.

99.1	Press release, dated December 21, 2007.